================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):    APRIL 17, 1998



                            Weatherford Enterra, Inc.
               (Exact name of registrant as specified in charter)



       DELAWARE                       1-7867                    74-1681642
(State of Incorporation)        (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)


1360 POST OAK BOULEVARD, SUITE 1000,
         HOUSTON, TEXAS                                         77056-3098
(Address of Principal Executive Offices)                        (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 439-9400

================================================================================

ITEM 5.   OTHER EVENTS.

AMENDMENTS TO MERGER AGREEMENT

         On April 17, 1998, EVI, Inc., a Delaware corporation ("EVI"), and Weatherford Enterra, Inc., a Delaware corporation ("Weatherford"), entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger (the "Merger Agreement") dated as of March 4, 1998. Amendment No. 1 was affected to reflect a change in the proposed officers of the surviving corporation following the proposed merger of Weatherford with and into EVI (the "Merger"). Under the Merger Agreement, as amended, Bernard J. Duroc-Danner, President and Chief Executive Officer of EVI, will serve as Chairman of the Board, Chief Executive Officer and President of the surviving corporation. EVI has determined that there will not be a need for a separate chief operating officer of the surviving corporation. As a result, Thomas R. Bates, Jr., President and Chief Executive Officer of Weatherford, is not expected to continue as an officer or director of the surviving corporation.

         On April 22, 1998, EVI and Weatherford entered into Amendment No. 2 ("Amendment No. 2") to the Merger Agreement, as amended by Amendment No. 1. Amendment No. 2 was affected to reflect a change in the number of directors of the surviving corporation following the Merger. Under the Merger Agreement, as amended, the number of directors of the surviving corporation will be eight, of which five will be named by EVI and three will be named by Weatherford.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

          2.1     -   Agreement and Plan of Merger by and between EVI, Inc., a
                      Delaware corporation ("EVI"), and Weatherford Enterra,
                      Inc., a Delaware corporation ("Weatherford"), dated as of March 4, 1998 (the "Merger Agreement") (incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 1-07867,
                      Filed March 9, 1998).

          2.2     -   Amendment No. 1 to the Merger Agreement between EVI and
                      Weatherford dated as of April 17, 1998.

          2.3     -   Amendment No. 2 to the Merger Agreement, as amended,
                      between EVI and Weatherford dated as of April 22, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WEATHERFORD ENTERRA, INC.



Dated:  April 28, 1998                     /s/ H. Suzanne Thomas
                                        ---------------------------------------
                                               H. Suzanne Thomas
                                               Senior Vice President, Secretary
                                                   and General Counsel

                                INDEX TO EXHIBITS



   Number                                Exhibit

    2.1 Agreement and Plan of Merger by and between EVI, Inc., a Delaware corporation, and Weatherford Enterra, Inc., a Delaware corporation, dated as of March 4, 1998 (incorporated by reference to Exhibit No. 2.1 to Form 8-K, File 1-07867, Filed March 9,
               1998).

    2.2 Amendment No. 1 to the Merger Agreement between EVI and Weatherford dated as of April 17, 1998.

    2.3 Amendment No. 2 to the Merger Agreement, as amended, between EVI and Weatherford dated as of April 22, 1998.